Statement of Operations	3 Months Ended
Aug. 31, 2016 USD ($) $ / shares shares
Operating expenses:
General and administrative	$ 97,906
Total operating expenses	97,906
Loss from operations	(97,906)
Other (expense):
Interest expense	(3,348)
Net loss before provision for income taxes	(101,254)
Provision for income taxes
NET LOSS	$ (101,254)
Loss per common share, basic and diluted | $ / shares	$ 0.00
Weighted average number of common shares outstanding, basic and diluted | shares	20,547,366